Note 9 - Cash, Cash balances at central banks and other demand deposits	12 Months Ended
Dec. 31, 2019
Cash, Cash balances at central banks and other demand deposits
Disclosure of Cash, cash balances at central banks and other demand deposits and financial liabilities measured at amortized cost.

9. Cash, cash balances at central banks and other demand deposits

The breakdown of the balance under the heading “Cash, cash balances at central banks and other demand deposits” in the accompanying consolidated balance sheets is as follows:

Cash, cash balances at central banks and other demand deposits (Millions of Euros)
	2019	2018	2017
Cash on hand	7,060	6,346	6,220
Cash balances at central banks	31,755	43,880	31,718
Other demand deposits	5,488	7,970	4,742
Total	44,303	58,196	42,680

The change in “Cash balances at central banks” is mainly due to the decrease in cash held at the Bank of Spain.